Exhibit 99.1

MP Materials, a Leading Producer of Rare Earth Materials, to Be Listed on NYSE

Through Merger with Fortress Value Acquisition Corp.

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MP Materials supplies materials essential to electric vehicles, wind turbines, defense systems and many other advanced technologies, produced at its world-class, “green” mine and processing facility in Mountain Pass, CA

•	MP Materials poised to become the Western champion of rare earth magnetics, onshoring a critical sector that will power a sustainable future

•	Combined company to have an estimated post-transaction equity value of approximately $1.5 billion with over $500 million in net cash[1] to fund growth strategy

•	Transaction includes a $200 million fully committed common stock PIPE at $10.00 per share anchored by Slate Path Capital, Chamath Palihapitiya and Omega Family Office

•	Current MP Materials shareholders, JHL Capital Group and QVT Financial, will roll 100% of their existing equity holdings into equity of the combined company

•	Board of Directors to include former Chairman of the Joint Chiefs of Staff General Richard Myers, former Omnicom Group CFO Randy Weisenburger, and shareholder representatives

MOUNTAIN PASS, CA – July 15, 2020 – MP Materials, owner and operator of Mountain Pass, the only rare earth mining and processing site of scale in North America, today announced a definitive agreement to merge with Fortress Value Acquisition Corp. (NYSE: FVAC), a special purpose acquisition company sponsored by an affiliate of Fortress Investment Group LLC (“Fortress”). Upon completion of the transaction, the combined company will be named MP Materials Corp. and will remain NYSE-listed under the new ticker symbol “MP”.

Following completion of the transaction, MP Materials will retain its experienced management team. Co-Chairman James Litinsky will become Chairman and CEO, current CEO Michael Rosenthal will become COO, Ryan Corbett will continue to serve as CFO, and Sheila Bangalore will continue to serve as Chief Strategy Officer and General Counsel.

James Litinsky said, “This business combination and becoming a public company is a key milestone in MP Materials’ mission to restore the full rare earth supply chain to the United States of America. Drew and the Fortress team share our vision that having a Western champion in rare earth magnetics is essential for the onshoring of jobs, national security, and a carbon-reduced future. To achieve our mission, we must be economically competitive and hold ourselves to the highest standards for the benefit of our investors, employees, communities, country, and the environment.”

Drew McKnight, CEO of FVAC, will serve as a member of the MP Materials Board, along with Mr. Litinsky; General Richard Myers, former Chairman of the Joint Chiefs of Staff; Randy Weisenburger, former CFO of Omnicom Group; Dan Gold, CEO of QVT Financial LP, and other directors with diverse and complementary backgrounds in areas critical to MP Materials’ business.

Drew McKnight said, “We believe MP Materials is a compelling opportunity to invest in an irreplaceable, world-class asset at a point in time when demand from electric vehicles, wind turbines, and other technologies is hitting an inflection point, and while the need to find a reliable and resilient source for rare earths is crucial for the U.S. and global supply chain. The electrification of global transportation and

[1]	Assumes no redemptions of FVAC public stockholders

infrastructure will be a dominant investment theme over the next several decades, leading to demand for rare earths rapidly outpacing current levels of production and supply. Mountain Pass is the only scaled North American source of supply for these materials, and Jim and his team have already restored Mountain Pass as a global leader in the rare earth market. Together, we will leverage that foundation into a transformational opportunity at a critical time for our nation.”

General Richard Myers said, “The United States was once the global leader in rare earth production, a position that has since been ceded to China. As global industries electrify in the coming decades, the lack of a sustainable, reliable supply of rare earths in North America would represent a single point of failure for national and economic security. The U.S. government has identified the urgent need to reclaim this crucial component of the global supply chain, which would create tremendous benefits for our nation’s leading defense contractors, automakers, and technology companies. I am proud to serve on MP Materials’ Board as we lead the way in making this important mandate a reality.”

World-Class Mine with Focus on Sustainability

MP Materials’ Mountain Pass site contains one of the richest rare earth deposits in the world, with average ore grade of approximately 8%, and includes state-of-the-art processing and separation facilities.

Mountain Pass is also differentiated among rare earth producers in sustainability. Operating using best-in-class environmental practices, Mountain Pass utilizes a closed loop flotation process that enables an estimated 95% reduction in water consumption compared to similar operations, and the site has been recognized by a leading international research center for its superiority in managing environmental effects compared to other rare earth processing facilities2.

Poised to Support the Electrification Boom Across Industries

MP Materials currently produces a rare earth concentrate product that represents an estimated 15% of the world’s production. As part of the Company’s growth plan, it will produce refined Neodymium-Praseodymium (“NdPr”). NdPr is the primary rare earth material used in high-strength permanent magnets that power the traction motors inside electric vehicles, wind turbines, robotics, drones, defense systems, and many other high-growth, advanced motion technologies. While China currently controls over 80% of the global NdPr market, global industries and governments are actively seeking to diversify beyond China to ensure material availability and supply chain certainty to support the anticipated surge in electric vehicle production and other forms of electrification. By 2035, annual consumption of NdPr by electric vehicles alone is forecast to exceed the total expected production of NdPr in 20203.

Transaction Terms & Financing

The combined company will have an estimated post-transaction equity value of approximately $1.5 billion with over $500 million in net cash4. Cash proceeds raised will consist of FVAC’s $345 million of cash in trust and an additional $200 million investment, led by institutional investors including Slate Path Capital, Chamath Palihapitiya and Omega Family Office, at $10.00 per share in the common stock of FVAC immediately prior to closing of the merger.

[2]	According to independent research conducted by the Institute of Energy and Climate Research (IEK) of the German government research center Forschungszentrum Jülich.
[3]	Assumes 1 kg of NdPr consumption per EV unit and CRU current NdPr global supply of 45.2kt
[4]	Assumes no redemptions of FVAC public stockholders

MP Materials is expected to deliver over $100 million in estimated revenue and nearly $30 million in estimated Adjusted EBITDA in 2020. The net proceeds raised from the transaction will be used to fund MP Materials’ strategic plan to retrofit and fully recommission its existing on-site refining facilities and will further enable the Company to pursue additional downstream growth opportunities in the magnetics industry. MP Materials’ growth strategy is expected to generate estimated Adjusted EBITDA of over $250 million in 2023, subject to rare earth market conditions over that period.

Current MP Materials shareholders, JHL Capital Group LLC and QVT Financial LP, will roll 100% of their existing equity holdings into equity of the combined company. The business combination has been unanimously approved by the boards of directors of both MP Materials and FVAC. Informational meetings with the investment community are anticipated to be held in September 2020. The business combination is expected to close in the fourth quarter of 2020, subject to regulatory and stockholder approvals, and other customary closing conditions.

Advisors

Morgan Stanley & Co. LLC is serving as financial advisor and Sidley Austin LLP is acting as legal advisor to MP Mine Operations LLC (dba “MP Materials”). Simpson Thacher & Bartlett LLP and Murray Devine are serving as legal and financial advisor, respectively, to Secure Natural Resources (the owner of the mineral rights at Mountain Pass), which is also a party to the merger and will become a wholly-owned subsidiary of the combined company.

Deutsche Bank Securities and RBC Capital Markets, LLC are serving as financial advisors, capital markets advisors, and private placement agents to FVAC. Weil Gotshal & Manges, LLP is acting as legal advisor to FVAC.

Investor Webcast Information

Management of MP Materials and FVAC will host an investor webcast on July 15, 2020 at 9:00 a.m. EDT to discuss the proposed transaction. The webcast will be accompanied by a detailed investor presentation. For interested investors who wish to participate, the webcast and replay will be available in the “Investors” section of the MP Materials website at https://mpmaterials.com/.

Alternatively, a domestic toll-free access number is (833) 670-1030 and the international toll-free access number is (236) 738-2212. Once connected with the operator, request access to the Fortress Value Acquisition Corp. and MP Materials business combination call. Due to high call volumes, please dial in 15 minutes prior to the call start time.

An investor presentation with more detailed information regarding the proposed transaction will be furnished to the Securities and Exchange Commission (the “SEC”) by FVAC under the cover of a Current Report on Form 8-K, which can be viewed through the SEC’s EDGAR website at www.sec.gov. A link to Fortress Value Acquisition Corp.’s SEC filings can be found at https://www.fortressvalueac.com/sec-filings.

About MP Materials

MP Materials is the owner and operator of the Mountain Pass Rare Earth Mining and Processing facility, the only integrated site of its kind in the Western Hemisphere. With over 200 employees, MP Materials produces approximately 15% of global rare earth materials, essential for the development of technologies such as defense systems, smartphones, drones, and electric vehicles. It operates a green mining and processing facility and is currently one of the lowest-cost producers of rare earth concentrate. MP plays a leadership role in advocating for a more robust and competitive rare earths industry in the U.S. More information is available at https://mpmaterials.com/.

About Fortress Value Acquisition Corp.

Fortress Value Acquisition Corp. is a special purpose acquisition company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

Forward Looking Statements

Certain statements included in this press release that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of the words such as “ estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “target,” or similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of MP Materials’ and FVAC’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of MP Materials and FVAC. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the transaction; the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the transaction; the risk that the approval of the shareholders of MP Materials or stockholders of FVAC is not obtained; the risk that any of the conditions to closing are not satisfied in the anticipated manner or on the anticipated timeline; failure to realize the anticipated benefits of the transaction; risks relating to the uncertainty of the projected financial information with respect to MP Materials; risks related to the rollout of MP Materials’ business strategy and the timing of expected business milestones; risks related to MP Materials’ arrangements with Shenghe; the effects of competition on MP Materials’ future business; risks related to political and macroeconomic uncertainty; the amount of redemption requests made by FVAC’s public stockholders; the ability of FVAC or the combined company to issue equity or equity-linked securities in connection with the transaction or in the future; the impact of the global COVID-19 pandemic on any of the foregoing risks; and those factors discussed in FVAC’s final prospectus filed on May 1, 2020 under the heading “Risk Factors,” and other documents of FVAC filed, or to be filed, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither FVAC nor MP Materials presently know or that FVAC and MP Materials currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect FVAC’s and MP Materials’ expectations, plans or forecasts of future events and views as of the date of this press release. FVAC and MP Materials anticipate that subsequent events and developments will cause FVAC’s and MP Materials’ assessments to change. However, while FVAC and MP Materials may elect to update these forward-looking statements at some point in the future, FVAC and MP Materials specifically disclaim any obligation to do so, unless required by applicable law. These forward-looking statements should not be relied upon as representing FVAC’s and MP Materials’ assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Additional Information About the Proposed Business Combination and Where To Find It

The proposed business combination will be submitted to stockholders of FVAC for their consideration and approval at a special meeting of stockholders. FVAC intends to file a registration statement on Form S-4 (the “Registration Statement”) with the SEC, which will include preliminary and definitive proxy statements to be distributed to holders of FVAC’s common stock in connection with FVAC’s solicitation for proxies for the vote by FVAC’s stockholders in connection with the proposed business combination and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to MP Materials’ shareholders in connection with the completion of the business combination. After the Registration Statement has been filed and declared effective, FVAC will mail a definitive proxy statement and other relevant documents to its stockholders as of the record date established for voting on the proposed business combination. FVAC’s stockholders and other interested persons are advised to read, once available, the preliminary proxy statement and any amendments thereto and, once available, the definitive proxy statement / prospectus, in connection with FVAC’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the proposed business combination, because these documents will contain important information about FVAC, MP Materials and the proposed business combination. Stockholders may also obtain a copy of the preliminary or definitive proxy statement / prospectus, once available, as well as other documents filed with the SEC regarding the proposed business combination and other documents filed with the SEC by FVAC, without charge, at the SEC’s website located at www.sec.gov or by directing a request to 1345 Avenue of the Americas, 46th Floor, New York, New York 10105, Attention: R. Edward Albert III, President (ealbert@fortress.com), CC: Alexander Gillette (agillette@fortress.com).

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in the Solicitation

FVAC, MP Materials and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from FVAC’s stockholders in connection with the proposed business combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of FVAC’s stockholders in connection with the proposed business combination will be set forth in FVAC’s proxy statement/prospectus when it is filed with the SEC. You can find more information about FVAC’s directors and executive officers in FVAC’s final prospectus dated April 29, 2020 and filed with the SEC on May 1, 2020. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in FVAC’s preliminary and definitive proxy statement/prospectus when it becomes available. Stockholders, potential investors and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. When available, these documents can be obtained free of charge from the sources indicated above.

Use of Projections; Non-GAAP Measures

This press release contains projected financial information with respect to MP Materials, namely MP Materials’ projected Adjusted EBITDA. Such projected financial information constitutes forward-looking information, and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such projected financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. See “Forward-Looking Statements” above. Actual results may differ materially from the results contemplated by the projected financial information contained in this press release, and the inclusion of such information in this press release should not be regarded as a representation by any person that the results reflected in such projections will be achieved. Neither the independent auditors of FVAC nor the independent registered public accounting firm of MP Materials, audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for purposes of this press release.

The Adjusted EBITDA projections used in this press release have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). EBITDA is defined as net earnings (loss) before interest expense, income tax expense (benefit), depreciation, amortization, accretion of asset retirement obligations and environmental liabilities. Adjusted EBITDA is defined as EBITDA plus a deferred revenue adjustment to reflect the unrecognized portion of gross profit recoupments from Offtake Advances, and excludes other non-recurring or special items. MP Materials’ management uses Adjusted EBITDA and other non-GAAP measures to compare MP Materials’ performance to that of prior periods for trend analyses and for budgeting and planning purposes. FVAC and MP Materials believe Adjusted EBITDA provides useful information to management and investors regarding certain financial and business trends relating to MP Materials’ financial condition and results of operations. FVAC and MP Materials believe that the use of Adjusted EBITDA provides an additional tool for investors to use in evaluating projected operating results and trends. MP Materials’ method of determining these non- GAAP measures may be different from other companies’ methods and, therefore, may not be comparable to those used by other companies and MP Materials does not recommend the sole use of these non-GAAP measures to assess its financial performance. Management does not consider non- GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in MP Materials’ financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures.

In order to compensate for these limitations, management presents non-GAAP financial measures in connection with GAAP results. MP Materials is not providing a reconciliation of our projected Adjusted EBITDA for full year 2020-2023 to the most directly comparable measure prepared in accordance with GAAP, because MP Materials is unable to provide this reconciliation without unreasonable effort due to the uncertainty and inherent difficulty of predicting the occurrence, the financial impact, and the periods in which the adjustments may be recognized. For the same reasons, MP Materials is unable to address the probable significance of the unavailable information, which could be material to future results. You should review MP Materials’ audited financial statements, which will be included in the Registration Statement filed with the SEC relating to the proposed transaction.

Contacts

For MP Materials:

Investors:

Ellipsis

Jeff Majtyka / Alex Jorgensen

IR@mpmaterials.com

Media:

Sard Verbinnen & Co.

George Sard / Jared Levy / David Millar

MPM-SVC@sardverb.com

Gasthalter & Co.

Jonathan Gasthalter / Carissa Felger

MPM@Gasthalter.com

212-257-4170

For FVAC:

Gordon E. Runté

Managing Director

Fortress Investment Group LLC

212-798-6082